SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 16, 2003

XTO Energy Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-10662	75-2347769
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 Houston Street

Fort Worth, Texas 76102

(Address and Zip Code of principal executive offices)

(817) 885-2800

(Registrant’s telephone number, including area code)

Item 5.    Other Events.

On April 17, 2003, the Company filed with the Securities and Exchange Commission a Prospectus Supplement, dated April 16, 2003, to the Prospectus dated December 14, 2001, pursuant to Registration Statements Nos. 333-71762 and 333-104518. The Exhibits filed herewith are filed as part of such Registration Statements.

Item 7.     Financial Statements and Exhibits.

(c)    Exhibits.

The following exhibits are filed as part of Registration Statement Nos. 333-71762 and 333-104518.

Exhibit Number	Description

1.1	Underwriting Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTO ENERGY INC.

Date: April 17, 2003	By:	/s/ Bennie G. Kniffen
Bennie G. Kniffen Senior Vice President and Controller

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